UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/24/2011

Unisys Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-8729

Delaware	38-0387840
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, PA 19422
(Address of principal executive offices, including zip code)

215-986-4011
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 24, 2011, Unisys Corporation issued a news release to report its financial results for the quarter ended September 30, 2011. The release is furnished as Exhibit 99 to this Current Report.

The information in this Current Report, including the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Unisys
Corporation, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) The following exhibit is being furnished herewith:

    99   News Release, dated October 24, 2011, of Unisys Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: October 24, 2011	By:	/s/ Janet B. Haugen
Janet B. Haugen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.	News Release, dated October 24, 2011, of Unisys Corporation